UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

SCHEDULE 14A

______________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Soliciting Material under §240.14a-12

PLUM ACQUISITION CORP. I
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF PLUM ACQUISITION CORP. I

2021 Fillmore St.
#2089 San Francisco,
California 94115

Dear Plum Acquisition Corp. I Shareholder:

You are cordially invited to attend an extraordinary general meeting of Plum Acquisition Corp. I, a Cayman Islands exempted company (“Plum”), which will be held on June 14, 2024, at 3:00 p.m., Eastern Time. Plum will be holding the meeting (the “Shareholder Meeting”) via teleconference using the following dial-in information:

US and Canada Toll Free	1-800-450-7155
Outside of the US and Canada	1-857-999-9155
Web Address	https://www.cstproxy.com/plumacquisitioncorpi/ext2024.

The attached notice of the Shareholder Meeting and proxy statement describe the business Plum will conduct at the Shareholder Meeting and provide information about Plum that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated May 18, 2024, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Plum’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Plum has to consummate a business combination (the “Articles Extension”) from June 18, 2024 (the “Original Termination Date”) to September 14, 2024 (the “Articles Extension Date”) (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that Plum would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow Plum additional time to complete its previously announced business combination (the “Business Combination”). On November 27, 2023, Plum, Plum SPAC Merger Sub, Inc., and Veea Inc. (“Veea”) entered into a Business Combination Agreement (the “Business Combination Agreement”). While Plum and the other parties to the Business Combination are working toward the satisfaction of the conditions of the completion of the Business Combination, the Board believes that it may be in the best interest to extend the time to complete an initial business combination if the Business Combination cannot close by June 18, 2024. If the Business Combination were not to close before June 18, 2024 then Plum would be forced to liquidate even if Plum’s shareholders were in favor of consummating the Business Combination. Accordingly, the Board believes that it is in the best interest of Plum and its shareholders to seek an extension of the Termination Date and have Plum’s shareholders approve the Extension Amendment Proposal if this Shareholder Meeting is held.

You are not being asked to vote on the Business Combination pursuant to this proxy statement. If we have not consummated the Business Combination, and if the Extension Proposal is not approved, we may not be able to consummate the Business Combination. The Board reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Extension Proposal and implement the Articles Extension to the extent the Business Combination has been consummated on or before the Shareholder Meeting.

As contemplated by the Memorandum and Articles of Association, the holders of Plum’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in Plum’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Articles Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with the Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

On May 7, 2024, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.16, based on the aggregate amount on deposit in the Trust Account of approximately $36,318,245.78 as of May 7, 2024 (including interest not previously released to Plum to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on May 6, 2024 was $11.10. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same consideration per share than if the shares were sold in the open market (based on the per share redemption price as of May 7, 2024). Plum cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Plum believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Plum does not complete the Business Combination on or before the Termination Date.

The Memorandum and Articles of Association, as further authorized by Board action, provides that Plum has until June 18, 2024, to complete its initial Business Combination. Plum’s Board has determined that it is in the best interests of Plum to seek an extension of the Termination Date and have Plum’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Articles Extension, Plum believes that Plum may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Plum would be precluded from completing the Business Combination and would be forced to liquidate.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-third (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting.

The Board has fixed the close of business on April 25, 2024, as the date for determining Plum’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

The Board of Plum believes that it is in the best interests of Plum that Plum obtain the Articles Extension. After careful consideration of all relevant factors, the Board has determined that the Articles Extension Proposal is in the best interests of Plum and its shareholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Articles Extension Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of each of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PLUM’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Plum urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Plum Acquisition Corp. I
/s/ Kanishka Roy
Kanishka Roy Co-Chief Executive Officer and Director

PLUM ACQUISITION CORP. I

2021 Fillmore St.
#2089
San Francisco,
California 94115

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF PLUM ACQUISITION CORP. I

TO BE HELD ON JUNE 14, 2024

To the Shareholders of Plum Acquisition Corp. I:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of Plum Acquisition Corp. I, a Cayman Islands exempted company (“Plum”), will be held on June 14, 2024, at 3:00 p.m., Eastern Time (the “Shareholder Meeting”) via telephone conference using the following dial-in information:

US and Canada Toll Free	1-800-450-7155
Outside of the US and Canada	1-857-999-9155
Web Address	https://www.cstproxy.com/plumacquisitioncorpi/ext2024.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Plum has to consummate a business combination (the “Articles Extension”) from June 18, 2024 (the “Original Termination Date”), to September 14, 2024 (the “Articles Extension Date”) (the “Extension Amendment Proposal”), and (ii) an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Plum ordinary shares represented (either in person or by proxy) to approve the Extension Amendment Proposal or (b) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Plum would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) (the “Adjournment Proposal”), each as more fully described below in the accompanying proxy statement, which is dated May 18, 2024, and is first being mailed to shareholders on or about that date. The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.      Proposal No. 1 — Extension Amendment Proposal — RESOLVED, as a special resolution that:

a)      Article 49.7 of Plum’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) 18 December 2024 and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

b)      Article 49.8(a) of Plum’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a business combination or to redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within forty-five months from the consummation of the IPO;”

2.      Proposal No. 2 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value US$0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value US$0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that Plum would not adhere to the continued listing requirements of Nasdaq.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow Plum additional time to complete an initial business combination. The Board believes that it is in the best interest of Plum and its shareholders to seek an extension of the Termination Date and have Plum’s shareholders approve the Extension Amendment Proposal. You are not being asked to vote on the Business Combination pursuant to this proxy statement.

The Memorandum and Articles of Association (as further modified by Board action) provides that Plum has until June 18, 2024, to complete its initial business combination. Plum’s Board has determined that it is in the best interests of Plum to seek an extension of the Termination Date and have Plum’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Articles Extension, Plum believes that Plum will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Plum would be precluded from completing the Business Combination and would be forced to liquidate.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting.

The Board of Plum believes that it is in the best interests of Plum that Plum obtain the Articles Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is in the best interests of Plum and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of Plum’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in Plum’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if either the Articles Extension or the Redemption Limitation Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with the Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

On May 7, 2024, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.16, based on the aggregate amount on deposit in the Trust Account of approximately $36,318,245.78 as of May 7, 2024 (including interest not previously released to Plum to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on May 6, 2024, was $11.10. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same consideration per share than if the shares were sold in the open market (based on the per share redemption price as of May 7, 2024). Plum cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Plum believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Plum does not complete the Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. In addition, Plum will not proceed with the Articles Extension unless Plum will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. Plum cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $36,318,245.78 that was in the Trust Account as of May 7, 2024 (including interest not previously released to Plum to pay its taxes).

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, Plum will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Plum’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Plum’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Plum’s warrants, which will expire worthless in the event Plum dissolves and liquidates the Trust Account.

In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 7,980,409 Class A Ordinary Shares, and 6,256,218 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PLUM’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Record holders of Ordinary Shares at the close of business on April 25, 2024 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 11,236,002 issued and outstanding Class A Ordinary Shares and no issued and outstanding Class B Ordinary Shares. Plum’s warrants do not have voting rights.

The initial shareholder of Plum, including the Sponsor and certain of Plum’s officers and directors (the “Initial Shareholders”) intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Initial Shareholders hold 71% of the issued and outstanding Ordinary Shares and Plum’s officers and directors have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, (i) approval of each the Extension Amendment Proposal will not require the affirmative vote of any other Ordinary Shares; and (ii) approval of the Adjournment Proposal will not require the affirmative vote of any other Ordinary Shares.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Plum urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated May 18, 2024, and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Plum Acquisition Corp. I
/s/ Kanishka Roy
Kanishka Roy Co-Chief Executive Officer and Director

May 18, 2024

EXPLANATORY NOTE

On November 27, 2023, Plum Acquisition Corp. I, a Cayman Islands exempted company (“Plum”), Plum SPAC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Plum (“Merger Sub”), and Veea Inc., a Delaware corporation (“Veea”), entered into a Business Combination Agreement (the “Business Combination Agreement”). Our Amended and Restated Memorandum and Articles of Association provide that Plum has until June 18, 2024 to consummate a business combination by and among Plum, Merger Sub, and Veea (the “Business Combination”). Plum and Veea have been working diligently and in good faith to consummate the business combination under the terms of the Business Combination Agreement. Plum intends to hold another extraordinary general meeting to vote on the Business Combination and other proposals as more fully described in the Registration Statement on Form S-4, as amended (the “Registration Statement”) originally filed with the Securities and Exchange Commission (the “Commission”) on January 5, 2024. In the event the Registration Statement is declared effective by the Commission and Plum holds an extraordinary general meeting to consummate the Business Combination prior to this Shareholder Meeting, the Extension Proposal will no longer be necessary. Therefore, the Board of Directors of Plum (the “Board”) reserves the right at any time to cancel the Shareholder Meeting to the extent the Business Combination has been consummated on or before the Shareholder Meeting. The Board will provide notice to shareholders if the Board elects to cancel this Shareholder Meeting. In the event that the Shareholder Meeting is cancelled and the Business Combination is not consummated prior to June 18, 2024, Plum will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association. If the Board cancels the shareholder meeting and does not submit the Extension Proposal to the shareholders to vote on, then any redeemed shares will be returned to the redeeming shareholder.

i

PLUM ACQUISITION CORP. I
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JUNE 14, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Plum Acquisition Corp. I, a Cayman Islands exempted company (“Plum,” “we,” “us” or “our”), which will be held on June 14, 2024, at 3:00 p.m., Eastern Time, via teleconference (the “Shareholder Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Plum with respect to, among other things, Plum’s capital resources and results of operations. Likewise, Plum’s financial statements and all of Plum’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Plum’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Plum does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        Plum’s ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of Plum; and

•        the use of funds not held in the Trust Account (as defined below) or available to Plum from interest income on the Trust Account balance.

While forward-looking statements reflect Plum’s good faith beliefs, they are not guarantees of future performance. Plum disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Plum’s future results, performance or transactions to differ significantly from those expressed in any forward- looking statement, please see the section below entitled “Risk Factors” and in other reports Plum has filed with the Securities and Exchange Commission (the “SEC”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Plum (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on February 19, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 1, 2024, and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Plum is currently in violation of the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”).

Currently, Plum is in violation of Nasdaq listing standards. Section IM-5101-2(b) of the Nasdaq Listing Rules requires that any special purpose acquisition company, such as the Company, must within 36 months of the effectiveness of its IPO registration statement, or such shorter period that the company specifies in its registration statement, must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the deposit account (excluding any deferred underwriters fees and taxes payable on the income earned on the deposit account) at the time of the agreement to enter into the initial combination. The date that is 36 months following the effectiveness of our registration statement is March 18, 2024.

Because of the violation of Nasdaq Listing Rules, Plum received a Notice of Delisting from Nasdaq on March 18, 2024. Plum is currently appealing the violation and has an oral hearing on May 16, 2024. Plum will request that Nasdaq permit Plum to continue pursuing the business combination with Veea Inc. as announced on November 27, 2023 (the “Business Combination”), but there can be no assurances that Nasdaq will grant us the extension beyond the 36 months. If Nasdaq does not permit Plum to continue to pursue the Business Combination, Plum must liquidate the Trust Account as described herein this proxy statement.

There are no assurances that the Articles Extension will enable us to complete the Business Combination.

Approving the Articles Extension (as defined below) involves a number of risks. Even if the Articles Extension is approved, Plum can provide no assurances that the Business Combination will be consummated prior to the Articles Extension Date (as defined below) or the relevant Additional Articles Extension Date (as defined below), if applicable. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Extension is approved, Plum expects to seek shareholder approval of the Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Articles Extension or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state, and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The Commission has, in the past year, adopted certain rules and may, in the future adopt other such rules, which may have a material effect on our activities and on our ability to consummate an initial business combination.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Plum shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on June 14, 2024, at 3:00 p.m., Eastern Time. The Shareholder Meeting will be held via teleconference, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/plumacquisitioncorpi/ext2024.

Q:     Why am I receiving this proxy statement?

A:     Plum is a blank check company incorporated as a Cayman Islands exempted company on January 11, 2021. Plum was incorporated for the purpose of merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

Following the closing of Plum’s initial public offering on March 18, 2021 (the “Initial Public Offering”), including the partial exercise of the underwriters’ over-allotment option, an amount of $319,216,340 ($10.00 per unit offered in the Initial Public Offering (the “Units”)) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of private placement warrants (the “Private Placement Warrants”) to Plum Partners, LLC, a Delaware limited liability company (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).

Like most blank check companies, Plum’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before August 18, 2023, as amended to December 18, 2023 and further to June 18, 2024 by resolution of Plum’s Board.

On November 27, 2023, Plum, Plum SPAC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Plum (“Merger Sub”), and Veea Inc., a Delaware corporation (“Veea”), entered into a Business Combination Agreement (the “Business Combination Agreement”). As noted, Plum has until June 18, 2024 to consummate the business combination by and among Plum, Merger Sub, and Veea (the “Business Combination”).

Without the Articles Extension (as defined below), Plum believes that Plum may not, despite its best efforts, be able to complete the Business Combination on or before June 18, 2024. The Board of Plum believes that it is in the best interests of Plum’s shareholders to continue Plum’s existence until September 14, 2024 in order to allow Plum additional time to complete the Business Combination and is therefore holding this Shareholder Meeting.

Q:     When and where will the Shareholder Meeting be held?

A:     The Shareholder Meeting will be held on June 14, 2024, at 3:00 p.m., Eastern Time, via teleconference or at such other time, on such other date and at such other place to which the meeting may or adjourned.

Shareholders shall attend the Shareholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/plumacquisitioncorpi/ext2024.

Q:     How do I vote?

A:     If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on April 25, 2024, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting.

If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on June 16, 2024.

Voting Electronically.    You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/plumacquisitioncorpi/ext2024 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:     How do I attend the virtual Shareholder Meeting?

A:     If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting June 11, 2024 at 3:00 p.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/plumacquisitioncorpi/ext2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the Conference ID 5658147#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:     What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:     Plum shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Plum’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Plum has to consummate a business combination (the “Articles Extension”) from June 18, 2023 (the “Original Termination Date”) to September 14, 2024 (the “Articles Extension Date”) (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that Plum would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1 — Extension Amendment Proposal,” and “Proposal No. 2 — The Adjournment Proposal.”

After careful consideration, Plum’s Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Plum and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Plum and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — Extension Amendment Proposal” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     Am I being asked to vote on a proposal to elect directors?

A:     No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Q:     Are the proposals conditioned on one another?

A:     Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. In addition, Plum will not proceed with the Articles Extension unless Plum will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account any redemptions of Class A Ordinary Shares by Plum public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Articles Extension (the “Redemptions”).

If the Articles Extension is implemented and one or more Plum shareholders elect to redeem their Public Shares pursuant to the Redemption, Plum will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account and not previously released to Plum to pay its taxes, and retain the remainder of the funds in the Trust Account for Plum’s use in connection with consummating the Business Combination, subject to the redemption rights of holders of Public Shares in connection with the Business Combination.

The Adjournment Proposal is conditional on Plum not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Articles Extension or if due to redemptions in connection with the Articles Extension, Plum would not adhere to the continued listing requirements of Nasdaq. If both the Extension Amendment Proposal is approved at the Shareholder Meeting and following redemptions in connection with the Articles Extension and the Redemption Limitation Amendment Proposal, Plum would adhere to the continued listing requirements of Nasdaq, the Adjournment Proposal will not be presented.

Q:     Why is Plum proposing the Extension Amendment Proposal?

A:     Plum’s Memorandum and Articles of Association provides for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow Plum additional time to complete the Business Combination.

Without the Articles Extension, Plum believes that Plum may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Plum would be forced to liquidate. If Plum succeeds in consummating the Business Combination on or before the Termination Date, the Board reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Extension Proposal and implement the Articles Extension to the extent the Business Combination has been consummated on or before the Shareholder Meeting.

Q:     Why is Plum proposing the Adjournment Proposal?

A:     If either the Extension Amendment Proposal are not approved by Plum’s shareholders, Plum may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal. If the Adjournment Proposal is not approved by Plum’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal.

Q:     What constitutes a quorum?

A:     A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholder of Plum, including the Sponsor and certain of Plum’s officers and directors (the “Initial Shareholders”) who own 71% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Plum does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:     What vote is required to approve the proposals presented at the Shareholder Meeting?

A:     The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Q:     How will the Initial Shareholders vote?

A:     The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

Q:     Who is Plum’s Sponsor?

A:     Plum’s sponsor is Plum Partners, LLC, a Delaware limited liability company. The Sponsor currently owns 7,980,409 Class A Ordinary Shares and 6,256,218 Private Placement Warrants. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by one or more foreign persons, such that the Sponsor’s involvement in any Business Combination may be a “covered transaction” (as defined in 31 CFR 800.213). However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including a potential mandatory or voluntary review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within

CFIUS’ jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, the Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete the Business Combination by June 18, 2024 (or up to September 14, 2024, if extended pursuant to the Extension Proposal) because the transaction is still under review or because the Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $11.16 per Public Share, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Plum believes shareholders will benefit from Plum consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Plum has to complete the Business Combination until the Articles Extension Date (or Additional Articles Extension Date, if applicable).

Without the Articles Extension, Plum believes that Plum may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Plum would be forced to liquidate.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by Plum’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment and the Trust Reduction.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares will have no effect on the outcome of such votes.

If the Extension Amendment Proposal are approved and, following redemptions in connection with the Extension Amendment and Trust Reduction, Plum adheres to the continued listing requirements of Nasdaq, the Adjournment Proposal will not be presented for a vote.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, Plum may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, Plum will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Plum’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Plum’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Plum’s warrants, which will expire worthless in the event Plum dissolves and liquidates the Trust Account.

In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 7,980,409 Class A Ordinary Shares (as defined below), and 6,256,218 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Business Combination has not already been consummated and if the Extension Amendment Proposal is approved, Plum will continue to attempt to consummate the Business Combination until the Articles Extension Date. Plum will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Plum held by the Initial Shareholders. Plum will not proceed with the Articles Extension unless Plum will have at least $5,000,001 of net tangible assets upon its implementation of the Articles Extension, after taking into account the Redemptions.

Q:     If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:     Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:     Am I being asked to vote on the Business Combination at this Shareholder Meeting?

A:     No. You are not being asked to vote on the Business Combination pursuant to this proxy statement. If Plum has not already consummated the Business Combination, if the Articles Extension is implemented and if you do not elect to redeem your Public Shares at this Shareholder Meeting, provided that you are a shareholder on the Record Date for the shareholder meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with the Business Combination or liquidation.

Q:     Will how I vote affect my ability to exercise Redemption rights?

A:     No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of Plum on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. Shareholders may send a later-dated, signed proxy card to Plum at 2021 Fillmore St. #2089, San Francisco, California 94115, so that it is received by Plum prior to the vote at the Shareholder Meeting (which is scheduled to take place on June 14, 2024) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to Plum’s Chief Executive Officer, which must be received by Plum’s Chief Executive Officer prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Plum or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, Plum does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are a Plum shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Plum and its shareholders. The Board recommends that Plum’s shareholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Q:     What interests do Plum’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     Plum’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 1 — The Extension Amendment Proposal — Interests of the Sponsor and Plum’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to Plum’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to Plum’s shareholders in connection with the Extension Amendment Proposal or under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:     If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.       (a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.     prior to 5:00 p.m., Eastern Time, on June 12, 2024 (two business days prior to the initially scheduled date of the Shareholder Meeting), (a) submit a written request to the Transfer Agent that Plum redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the approval of the Extension Amendment Proposal, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to Plum to pay its taxes, divided by the number of then outstanding Class A Ordinary Shares. As of May 7, 2024, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $11.16 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part). If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that Plum instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on June 12, 2024 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, Plum will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

If the Board exercises the right to cancel the Shareholder Meeting, then any redeemed shares will be returned to the redeeming shareholders.

Q:     What are the U.S. federal income tax consequences of exercising my redemption rights?

A:     The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:     What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:     You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:     Plum will pay the cost of soliciting proxies for the Shareholder Meeting. Plum has engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Shareholder Meeting. Plum will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Plum may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

You also may obtain additional information about Plum from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on June 12, 2024 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: cstmailproxy@continentalstock.com

EXTRAORDINARY GENERAL MEETING

This proxy statement is being provided to Plum shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of Plum to be held on June 14, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about May 18, 2024, to all shareholders of record of Plum as of April 25, 2024, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on June 14, 2024, at 3:00 p.m., Eastern Time, via teleconference, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders shall attend the Shareholder Meeting virtually.

You can pre-register to attend the virtual Shareholder Meeting starting June 7, 2024, at 3:00 p.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/plumacquisitioncorpi/ext2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the Conference ID 0351305#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, Plum shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Plum’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Plum has to consummate a business combination (the “Articles Extension”) from June 18, 2024 (the “Original Termination Date”) to September 14, 2024 (the “Articles Extension Date”) (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that Plum would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) (the “Adjournment Proposal”).

Voting Power; Record Date

As a shareholder of Plum, you have a right to vote on certain matters affecting Plum. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on April 25, 2024, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 11,236,002 issued and outstanding Class A Ordinary Shares and no Class B Ordinary Shares.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own 71% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Plum does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of each of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own 71% of the issued and outstanding Ordinary Shares.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on April 25, 2024, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on June 16, 2024.

Voting Electronically.    You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/plumacquisitioncorpi/ext2024 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify Plum’s Chief Executive Officer in writing to Plum Acquisition Corp. I, 2021 Fillmore St. #2089, San Francisco, California 94115, before the Shareholder Meeting that you have revoked your proxy; or

•        you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a Plum shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage Proxy, Inc., our proxy solicitor, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that Plum redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $11.16 per share as of May 7, 2024, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Plum will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to Continental, Plum’s transfer agent, in which you (i) request that Plum redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)   tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental, Plum’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 12, 2024 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”), in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of Plum that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Plum’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, Plum’s transfer agent, prior to 5:00 p.m., Eastern Time, on June 12, 2024 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on May 6, 2024, the most recent practicable date prior to the date of this proxy statement, was $11.10 per share. The cash held in the Trust Account on May 7, 2024 (the most recent practicable date prior to the date of this proxy statement), was approximately $36,318,245.78 (including interest not previously released to Plum to pay its taxes) ($11.16 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Plum cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Plum’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to Plum’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to Plum’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

Plum is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Plum has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Shareholder Meeting. Plum and its directors, officers and employees may also solicit proxies in person. Plum will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Plum will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Plum will pay Advantage Proxy, Inc. an approximate fee of $7,500, plus reasonable out-of-pocket expenses, and indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Plum’s proxy solicitor. Plum will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Plum shareholders. Directors, officers and employees of Plum who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

Plum is proposing to amend its Memorandum and Articles of Association to extend the date by which Plum has to consummate a business combination to the Articles Extension Date so as to give Plum additional time to complete a business combination.

Without the Articles Extension, Plum believes that Plum will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Plum would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of Plum’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Extension is implemented.

On May 7, 2024, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.16, based on the aggregate amount on deposit in the Trust Account of approximately $36,318,245.78 as of May 7, 2024 (including interest not previously released to Plum to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on May 6, 2024, was $11.10. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same consideration per share than if the shares were sold in the open market (based on the per share redemption price as of May 7, 2024). Plum cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Plum believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Plum does not complete the Business Combination on or before the Termination Date. The Board reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Extension Proposal and implement the Articles Extension to the extent the Business Combination has been consummated on or before the Shareholder Meeting. If the Board cancels the Shareholder Meeting and does not proceed with the Extension Proposal, then any redeemed shares will be returned to the redeeming shareholders.

Reasons for the Extension Amendment Proposal

Plum’s Memorandum and Articles of Association (as further updated via Board action) provides that Plum has until June 18, 2024 to complete a business combination. Plum and its officers and directors agreed that they would not seek to amend Plum’s Memorandum and Articles of Association to allow for a longer period of time to complete a business combination unless Plum provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of Plum shareholders that the Articles Extension be obtained so that Plum will have an additional amount of time to consummate the Business Combination. Without the Articles Extension, Plum believes that Plum may not be able to complete the Business Combination on or before June 18, 2024. If that were to occur, Plum would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing Plum additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. Plum will not proceed with the Articles Extension unless Plum will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Extension Amendment Proposal is Not Approved

If there are insufficient votes to approve the Extension Amendment Proposal, Plum may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved, or the Business Combination is not completed on or before the Termination Date, Plum will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Plum’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Plum’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Plum’s warrants, which will expire worthless in the event Plum dissolves and liquidates the Trust Account.

In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 7,980,409 Class A Ordinary Shares (as defined below), and 6,256,218 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Plum will continue to attempt to consummate the Business Combination until the Articles Extension Date. Plum will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Plum held by the Initial Shareholders. Plum will not proceed with the Articles Extension unless Plum will have at least $5,000,001 of net tangible assets upon its implementation of the Articles Extension, after taking into account the Redemptions.

Interests of the Sponsor and Plum’s Directors and Officers

When you consider the recommendation of the Board, Plum shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of Plum have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Plum shareholders that they approve the Extension Amendment Proposal. Plum shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        the fact that the Sponsor paid $9,384,327 for 6,256,218 Private Placement Warrants, each of which is exercisable commencing 30 days following the closing of the Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved or we do not consummate the Business Combination by June 18, 2023, then the proceeds from the sale of the Plum Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•        the fact that the Initial Shareholders, including the Sponsor (and certain of Plum’s officers and directors who are members of the Sponsor), have invested in Plum an aggregate of $9,409,327, comprised of the $25,000 purchase price for 7,980,409 Class A Ordinary Shares (following a forfeiture of an aggregate of 644,591 Class B Ordinary Shares in May 2021 and the conversion of 7,980,409 Class B Ordinary Shares in September 2023) and the $9,384,327 purchase price for 6,256,218 Private Placement Warrants. Assuming a trading price of $11.10 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on May 6, 2024), the 7,980,409 Class A Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $88,901,756.

Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.18 per share, the aggregate market value of the Class A Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in Plum by the Initial Shareholders. As a result, if the Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in Plum at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and Plum liquidates without completing the Business Combination before June 18, 2024, the Initial Shareholders will lose their entire investment in Plum;

•        the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve the Business Combination or the Extension Amendment Proposal;

•        the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and Plum fails to complete the Business Combination by June 18, 2024;

•        the indemnification of Plum’s existing directors and officers and the liability insurance maintained by Plum;

•        the fact that the Sponsor and Plum’s officers and directors will lose their entire investment in Plum and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and the Business Combination is not consummated by June 18, 2024. As of the date of this proxy statement, the amounts due to the Sponsor under the Administrative Services Agreement, dated march 18, 2021, between Plum and the Sponsor, and any out-of-pocket expenses aggregate to $4,980,000, for which the Sponsor and Plum’s officers and directors are awaiting reimbursement; and

•        the fact that if the Trust Account is liquidated, including in the event Plum is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify Plum to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Plum public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which Plum has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Plum, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that Plum redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $11.16 per share as of May 7, 2024), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Plum will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, Plum will not proceed with the Extension Amendment Proposal unless Plum will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to Continental, Plum’s transfer agent, in which you (i) request that Plum redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)   tender or deliver your Class A Ordinary Shares to Continental, Plum’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 12, 2024 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Plum that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Plum’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, Plum’s transfer agent, prior to 5:00 p.m., Eastern Time, on June 12, 2024 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on May 6, 2024, the most recent practicable date prior to the date of this proxy statement, was $11.10 per share. The cash held in the Trust Account on May 7, 2024 (the most recent practicable date prior to the date of this proxy statement) was approximately $36,36,318,245.78 (including interest not previously released to Plum to pay its taxes) ($11.16 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum to pay its taxes two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Plum cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Plum’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own 71% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares but may do so at any time. Approval of the Extension Amendment Proposal will require the affirmative vote of at least 7,490,668 Ordinary Shares (or approximately 662/3% of the Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 3,764,061 Ordinary Shares (or approximately 331/2% of the Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)      Article 49.7 of Plum’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) 18 December 2024 (or 18 June 2025, if applicable under the provisions of this Article 49.7) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

b)      Article 49.8(a) of Plum’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within forty-five months from the consummation of the IPO;”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PLUM SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Plum would not adhere to the continued listing requirements of Nasdaq.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Plum’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal. In such events, Extension Amendment Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a simple majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own 71% of the issued and outstanding Ordinary Shares and have not purchased any public shares but may do so at any time. Approval of the Adjournment Proposal will require the affirmative vote of at least 5,618,001 Ordinary Shares (or approximately 50% of the Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 2,809,001 Ordinary Shares (or approximately 25% of the Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value $0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Plum would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PLUM SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of Public Shares that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

•        financial institutions or financial services entities;

•        broker-dealers;

•        S corporations;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        tax-qualified retirement plans;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents or citizens of the United States;

•        persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•        persons subject to the alternative minimum tax;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations;

•        corporations that accumulate earnings to avoid U.S. federal income tax;

•        “qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•        accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•        foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•        passive foreign investment companies or their shareholders; or

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. Plum has not sought, and Plum does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one Class A Ordinary Share and one-fifth of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, Plum is treating any Class A Ordinary Share and one-fifth of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Plum’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in Plum or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of Plum’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of Plum’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of Plum. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in Plum. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming Plum is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because Plum is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, Plum believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2023, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•        the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to Plum is contingent upon, among other things, the provision by Plum of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares or warrants are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Plum’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non-U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF PLUM AND CERTAIN INFORMATION ABOUT PLUM

References in this section to “we,” “our,” or “us” refer to Plum Acquisition Corp. I.

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on January 11, 2021 formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.

Initial Public Offering and Private Placement

On March 18, 2021, we consummated our Initial Public Offering of 31,921,634 Units, including the issuance of 1,921,634 additional units as a result of the underwriters’ partial exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of $319,216,340. The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-253331). The SEC declared the registration statement effective on March 15, 2021. Simultaneously with the closing of our Initial Public Offering, we consummated the sale of 6,256,218 Private Placement Warrants to the Sponsor at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $9,384,327.

Following the closing of our Initial Public Offering on March 18, 2021, an amount of $319,216,340 ($10.00 per Unit) from the net proceeds of the sale of the Units in our Initial Public Offering and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act. Plum currently intends, prior to the Shareholder Meeting, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of the Business Combination and liquidation of Plum. Interest on such deposit account is currently 2.5% – 3% per annum, but such deposit account carries a variable rate and Plum cannot assure you that such rate will not decrease or increase significantly.

On March 15, 2023, we held a shareholder meeting at which shareholders voted upon, among other items, a proposal to amend the Existing Governing Documents to extend the date by which Plum must consummate an initial business combination from March 18, 2023 to June 18, 2023, and to allow Plum, without another shareholder vote, to elect to extend the such date to consummate a business combination on a monthly basis for up to nine (9) times by an additional one month each time after June 18, 2023, by resolution of Plum’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable termination date, until March 18, 2024, unless the closing of the Plum’s initial business combination shall have occurred prior to such date.

On July 14, 2023 and August 16, 2023, Plum’s Board elected to extend the date by which Plum must complete an initial business combination, on each occasion by one month, from July 18, 2023 to September 18, 2023. As a result, the Sponsor deposited $160,000 into the Trust Account on each occasion.

On September 13, 2023, we held a second shareholder meeting at which shareholders voted upon, among other items, a proposal to amend the Existing Governing Documents to extend the date by which Plum must consummate an initial business combination from September 18, 2023 to December 18, 2023, and to allow Plum, without another shareholder vote, to elect to extend the such date to consummate a business combination on a monthly basis for up to six (6) times by an additional one month each time after December 18, 2023, by resolution of Plum’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable termination date, until June 18, 2024, unless the closing of Plum’s initial business combination shall have occurred prior to such date.

In connection with the Extension Meeting held on March 15, 2023, Plum shareholders elected to redeem a total of 26,693,416 Plum Class A ordinary shares for cash at a Redemption price of $10.23 per share, for an aggregate Redemption amount of $273,112,312. In connection with the Extension Meeting held on September 13, 2023, Plum shareholders elected to redeem a total of 1,972,625 Plum Class A ordinary shares for cash at a Redemption price of $10.72 per share, for an aggregate Redemption amount of $21,142,261. Following the Extension Redemptions, Plum had approximately $35.1 million left in its Trust Account, all of which is held in U.S. treasury securities. These funds will remain in the Trust Account, except for the withdrawal of interest to pay taxes, if any, until the earliest of (i) the completion of a business combination (including the closing of the Business Combination) or (ii) the Redemption of all of the Public Shares if we are unable to complete the Business Combination or any other initial business combination by June 18, 2024, subject to applicable law.

Section IM-5101-2(b) of the Nasdaq Listing Rules requires that any special purpose acquisition company, such as Plum, must within 36 months of the effectiveness of its Initial Public Offering registration statement, or such shorter period that the company specifies in its registration statement, must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the deposit account (excluding any deferred underwriters fees and taxes payable on the income earned on the deposit account) at the time of the agreement to enter into the initial combination. The date that is 36 months following the effectiveness of our Initial Public Offering registration statement is March 18, 2024. In connection with the Extension Meeting held on September 13, 2023, the termination date was extended until December 18, 2023, and the Plum Board has the authority to further extend the termination date up to six (6) times, in one month increments (though the Plum Board may decline to exercise this authority). The Plum Board elected to extend the termination date each time that it is able to do so, the latest possible termination date authorized by the Articles Extension Proposal would be June 18, 2024. Plum has not consummated a business combination as required by section IM-5101-2(b) of the Nasdaq Listing Rules and has received notice of the violation. Please see “Risk Factors — Plum is currently in violation of the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”).” for further information.

Plum’s Units, Public Shares and Public Warrants are currently listed on Nasdaq under the symbols “PLMIU,” “PLMI,” and “PLMIW,” respectively.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Plum’s Ordinary Shares as of August 10, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Plum’s Ordinary Shares, by:

•        each person known by Plum to be the beneficial owner of more than 5% of Plum’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•        each of Plum’s executive officers and directors that beneficially owns shares of Plum’s Ordinary Shares; and

•        all Plum’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 11,236,002 Class A Ordinary Shares issued and outstanding as of April 25, 2024. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.

	Class A ordinary shares
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
Five Percent Holders
Plum Partners, LLC(2)	7,980,409	71.0%	71.0%
Directors and executive Officers of Plum
Kanishka Roy(2)	7,980,409	71.0%	71.0%
Mike Dinsdale(2)	7,980,409	71.0%	71.0%
Alok Sama(3)	—	—	—
Alan Black(3)	—	—	—
Vivian Chow(3)	—	—	—
All officers and directors as a group (5 individuals)	7,980,409	71.0%	71.0%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following is 2021 Fillmore St. #2089, San Francisco, California 94115.

(2)      Plum Partners, LLC is the record holder of the share reported herein. Plum Partners, LLC is controlled by Ursula Burns, Kanishka Roy and Michael Dinsdale.

(3)      Does not include any shares indirectly owned by this individual as a result of his or her partnership interest in our Sponsor or its affiliates.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Extension Date to consider and vote upon approval of the Business Combination Agreement and the Business Combination. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate the Business Combination before the Extension Date, Plum will dissolve and liquidate.

HOUSEHOLDING INFORMATION

Unless Plum has received contrary instructions, Plum may send a single copy of this proxy statement to any household at which two or more shareholders reside if Plum believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Plum’s expenses. However, if shareholders prefer to receive multiple sets of Plum’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Plum’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Plum Acquisition Corp. I, 2021 Fillmore St. #2089, San Francisco, California 94115, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Plum files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Plum at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of Plum upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact Plum in writing at Plum Acquisition Corp. I, 2021 Fillmore St. #2089, San Francisco, California 94115.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, Inc., the proxy solicitor for Plum, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than June 10, 2024.

P R O X Y C A R D

Plum Acquisition Corp. I
22021 Fillmore St. #2089
San Francisco, California 94115

EXTRAORDINARY GENERAL MEETING
OF PLUM ACQUISITION CORP. I

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JUNE 14, 2024.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May 18, 2024, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of Plum Acquisition Corp. I (“Plum”) to be held at 3:00 p.m. Eastern Time on June 14, 2024, via teleconference, and hereby appoints Kanishka Roy and Michael Dinsdale, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Plum registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 and 2.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.
Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, as a special resolution that:	FOR ☐	AGAINST ☐	ABSTAIN ☐

a)        Article 49.7 of Plum’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) 18 December 2024 (or 18 June 2025, if applicable under the provisions of this Article 49.7) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

d)        Article 49.8(a) of Plum’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within forty-five months from the consummation of the IPO;”

Proposal No. 2 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value $0.0001 per share in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:    __________, 2024

(Signature)
(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.